                                  UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                               Washington, D.C.  20549

                                                      FORM 8-K
                                                   CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):   March 15, 2002

                        N A V I S T A R    I N T E R N A T I O N A L    C O R P O R A T I O N
                        ---------------------------------------------------------------------
                               (Exact name of registrant as specified in its charter)

                Delaware                                    1-9618                            36-3359573
 ---------------------------------------             ---------------------          ----------------------------
     (State or other jurisdiction of                 (Commission File No.)                 (I.R.S. Employer
     incorporation or organization)                                                       Identification No.)

4201 Winfield Road, P.O. Box 1488, Warrenville, Illinois                                         60555
--------------------------------------------------------                            ----------------------------
        (Address of principal executive offices)                                              (Zip Code)

                          Registrant's telephone number, including area code (630) 753-5000

ITEM 5.    OTHER EVENTS

           On March 15,  2002,  the  Registrant  issued  the press  release,  which is  attached  as  Exhibit  99.1 to this  Report and incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                           Exhibit No.          Description                                             Page
                           -----------          -----------                                             ----

                              99.1              Press Release dated                                      E-1
                                                March 15, 2002

                                                SIGNATURES
                                                ----------

Pursuant to the  requirements  of the  Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NAVISTAR INTERNATIONAL CORPORATION
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           Registrant

Date:    March 15, 2002                     /s/  Mark T. Schwetschenau
                                            ----------------------------------------
                                                 Mark T. Schwetschenau
                                                 Vice President and Controller
                                                 (Principal Accounting Officer)

                                             INDEX TO EXHIBITS

                            Exhibit No.         Description                                             Page
                            -----------         -----------                                             ----

                              99.1              Press Release dated                                      E-1
                                                March 15, 2002